Exhibit 10.33

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

Subcontractor:		Sparton DeLeon Springs, LLC

Effective Date:		11-Apr-18

Subcontract Number:		ERAPS018-411

Subcontract Modification:		Rev 1

Mod Effective Date:		17-May-18

Customer:		Naval Air Systems Command

Customer Contract Number:		N0042114D0025 DO N0001918F2643

Program:		Q53G

Total Contract Ceiling:			Fee	Exercised	100%	Funded	100%

USSI:	47%

Sparton:	53%					$34,422,445.71

This subcontract is entered into by and between ERAPSCO (“ERAPSCO” or “Buyer”), a general partnership comprised of Sparton DeLeon Springs, LLC and UnderSea Sensor Systems, Inc. (“USSI” or “Seller”), with offices located at 4868 East Park 30 Drive, Columbia City, Indiana 46725 and Sparton DeLeon Springs, LLC, 5612 Johnson Lake Road, DeLeon Springs, Florida 32130 (“Sparton” or “Seller”). As such, ERAPSCO provides authorization for the Seller to perform requirements identified in the attached customer contract and as summarized herein.

ERAPSCO/ STS				Sparton DeLeon Springs, LLC

By:	/s/			By:	/s/

Name	Donellen Ray			Name	Jim DeShazo

Title:	Director of Contracts			Title:	Sr. Contract Administrator

Date				Date

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

Customer Information
Customer Name:	US Navy Navair		Technical Contact:	Tim Perry
Contract Contact:	Adam Caudle		Phone:	812-863-7070 209
Phone:	301-757-5255		Email:	tim.perry@navy.mil
Email:	adam.caudle@navy.mil		Bid Number:	FY18 IDIQ

End User:	US Navy

Contract Terms
Contract Type:	FFP
Period of Performance:	11-Apr-18	to	11-Apr-20
Shipping Terms:	FOB Origin		Freight Forwarder:	N/A
Payment Terms:	Net 30		Export License Required:	No

Subcontract Line Item Number (SLIN) Information at Funded Amount

SLIN: 001
Product Description:	AN/SSQ-53G		Quantity:
Price:		Delivery Date:
Product Specifications:
Packaging Specifications:
SLIN Total:

SLIN: 002
Product Description:	AN/SSQ-53G		Quantity:
Price:		Delivery Date:
Product Specifications:
Packaging Specifications:
SLIN Total:

SLIN: 003
Product Description:			Quantity:
Price:		Delivery Date:
Product Specifications:
Packaging Specifications:
			SLIN Total:	$0.00

CERTAIN PORTIONS OF THESE MATERIALS HAVE BEEN OMITTED BASED ON A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE NON-PUBLIC INFORMATION HAS BEEN OMITTED AND HAS BEEN SEPARATELY FILED WITH THE SEC. EACH REDACTED PORTION OF THE AGREEMENT IS INDICATED BY A “[ ]” AND IS SUBJECT TO THE REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC. THE REDACTED INFORMATION IS CONFIDENTIAL INFORMATION OF SPARTON CORPORATION.

SLIN: 004
Product Description:		Quantity:
Price:	Delivery Date:
Product Specifications:
Packaging Specifications:
$0.00

SLIN: 005
Product Description:		Quantity:
Price:	Delivery Date:
Product Specifications:
Packaging Specifications:
$0.00

	Subcontract Total:		$34,422,445.71
Miscellaneous Comments
see tracking sheet for delivery information
Mod 1:

A Sparton DeLeon Springs, LLC. and Ultra Electronics UnderSea Sensor Systems Joint Venture 4868 East Park 30 Drive, Columbia City, Indiana 46725